                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):   APRIL 12, 1995
                                                           --------------


                            FIRST BANK SYSTEM, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                    1-6880                  41-0255900
(State or other jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)


601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA                  55402
- -----------------------------------------------                  -----
    (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:     612-973-1111
                                                              ------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

     On April 12, 1995, First Bank System, Inc. (the "Company") released its first quarter, 1995 earnings summary to the public. The Company is hereby filing with the Securities and Exchange Commission a copy of its press release dated April 12, 1995.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     c.)  Exhibits

       Exhibit 99.1  Press release of First Bank System, Inc. dated April 12,
       1995.



                               INDEX TO EXHIBITS

     Document                                                       Page Number
     --------                                                       -----------

99.1 Press release of First Bank System, Inc. dated April 12, 1995     3 - 17



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       FIRST BANK SYSTEM, INC.



                                       By  /s/  David J. Parrin
                                           --------------------
                                           David J. Parrin
                                           Senior Vice President & Controller


Date:  April 13, 1995
       --------------



                                     - 2 -